UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 3, 2005
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor
New York, NY		10019

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2	Financial Information

Item 2.02	Results of Operations and Financial Condition.
     On August 5, 2005, Westwood One, Inc. (the “Company”) issued a press release announcing earnings for the second quarter ended June 30, 2005. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(d)      On August 3, 2005, the Company’s Board of Directors (the “Board”) elected Albert Carnesale as a Class II director of the Company. Mr. Carnesale has not been named to serve on any committee of the Board and is an independent director. Mr. Carnesale is the Chancellor of the University of California, Los Angeles. A copy of the press release announcing Mr. Carnesale’s election is furnished herewith as Exhibit 99.2 and is incorporated by reference herein in its entirety.

Section 8	Other Events

Item 8.01	Other Events.
     On August 3, 2005, the Company’s Board declared a cash dividend of ten cents ($0.10) per share on issued and outstanding shares of the Company’s common stock and a cash dividend of eight cents ($0.08) per share on issued and outstanding shares of the Company’s Class B stock, such dividends to be paid on August 31, 2005 to stockholders of record at the close of business on August 22, 2005. A copy of the press release announcing the cash dividend on the Company’s common stock is furnished herewith as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(c)      Exhibits.
     The following is a list of the exhibits filed as a part of this Form 8-K:

Exhibit
No.	Description of Exhibit

99.1	Press Release, dated August 5, 2005, announcing earnings for the second quarter ended June 30, 2005 and the declaration of a cash dividend on the Company’s common stock.

99.2	Press Release, dated August 4, 2005, announcing the Board’s election of Albert Carnesale as a director of the Company.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.

Date: August 5, 2005	By:	/s/ David Hillman

		Name:	David Hillman
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated August 3, 2005
Westwood One, Inc.

Exhibit
No.	Description of Exhibit

99.1	Press Release, dated August 5, 2005, announcing earnings for the second quarter ended June 30, 2005 and the declaration of a cash dividend on the Company’s common stock.

99.2	Press Release, dated August 4, 2005, announcing the Board’s election of Albert Carnesale as a director of the Company.